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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549



                                   Form 8-K


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       November 20, 1996



                             Cal Fed Bancorp Inc.
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            (Exact name of registrant as specified in its charter)

            Delaware                   1-14098                95-4539347
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  (State or other jurisdiction     (Commission File          (IRS Employer
       of incorporation)               Number)             Identification No.)


  5700 Wilshire Boulevard, Los Angeles, California                    90036
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     (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code             (213) 932-4200
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                                      N/A
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(Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

Reference is made to the press release included herein as Exhibit 99, the text of which is incorporated herein by reference.




ITEM 7.  EXHIBITS

Exhibit 99     Press Release of November 20, 1996
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Registrant:
                                         Cal Fed Bancorp Inc.



Date: November 20, 1996                  /s/ Gary W. Brummett
                                         --------------------------
                                         Gary W. Brummett
                                         Executive Vice President